UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007 (December 17, 2007)

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle

Bristol, Pennsylvania, 19007

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2007, StoneMor Partners L.P. (the “Partnership”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the several underwriters named therein (the “Underwriters”) and certain selling unitholders named therein (the “Selling Unitholders”) that provides for the issuance and sale by the Partnership of up to 3,195,203 common units representing limited partner interests in the Partnership (the “Common Units”) (including an option for up to 545,203 additional Common Units to cover over-allotments, if any) and for the sale by the Selling Unitholders of 984,691 Common Units, and the purchase by the Underwriters of such Common Units, in an underwritten public offering (the “Offering”) at a price of $20.26 per Common Unit. The sale and issuance by the Partnership of the Common Units sold by it in the Offering and the resale by the Selling Unitholders of the Common Units sold by them in the Offering were registered under the Securities Act of 1933 pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-144453). The Partnership expects the Offering to close on December 21, 2007. A copy of the Purchase Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 17, 2007, the Partnership issued a press release announcing the pricing of the Offering of 3,634,691 Common Units. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The information regarding the press release provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Exchange Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement, dated December 17, 2007, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the several underwriters named therein, and certain selling unitholders.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

99.1	Press Release issued December 17, 2007 announcing the pricing of the public offering of 3,634,691 common units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC,
its General Partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President, Chief Financial Officer

December 19, 2007

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated December 17, 2007, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor Operating LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative for the several underwriters named therein, and certain selling unitholders.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consents of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

99.1	Press Release issued December 17, 2007 announcing the pricing of the public offering of 3,634,691 common units.